EXHIBIT 10.17

Amendment to Purchasing Agreement
Agreement Number: NTD-5086

Effective as of January 1, 2018, North Texas Division, Inc., d/b/a Medical City Healthcare having its principal place of business at 6565 North MacArthur Blvd., Suite 350, Irving, TX 75039 (hereinafter referred to as “Division/Facility”), and CPM Medical, (hereinafter referred to as “Seller” or “Vendor”), having its principal place of business at 1565 N. Central Expressway, Suite 200, Richardson, TX 75080, hereby agree to amend their Purchasing Agreement dated June 1, 2015 for Biologics (the “Agreement”), as follows:

1.	Definitions. The capitalized terms in this Amendment shall have the meaning designated in the Agreement unless otherwise expressly provided herein.
2.	Term. The term of the Agreement shall be extended to December 31, 2018.
3.	Products and Pricing. The current Exhibit A to the Agreement shall be replaced with replacement Exhibit A attached hereto and dated January 1, 2018.
4.	Facility List. The current Exhibit E to the Agreement shall be replaced with replacement Exhibit E attached hereto and dated January 1, 2018.
5.	Except as expressly amended by this Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereby indicate their agreement to the terms of this Amendment by the signatures of their authorized representatives.

Division/Facility		Vendor

By:		By:

Name:	M. Wayne Martin	Name:	Bill McLaughlin

Title:	Division CFO	Title:	Chief Financial Officer

Date:		Date:

Vendor Federal Tax ID Number:

Exhibit A

Division: North Texas Division, Inc. d/b/a Medical City Healthcare
Vendor: CPM Medical
Date: January 1, 2018

Products/Services with Pricing

Part Number	Part Description	HCA 2018 Unit Price
MAR01	BMA and Stem Cell Separator	$1,400.00
AMS310	PRP Centrifuge and Cell Separator	$350.00
EBF1-100X25-10	Bi-Ostetic Granules in Collagen Matrix (HA-TCP) l0cc - 1 Strip (100mm x 25mm x 4mm)	$1,130.00
EBF2-50X10-05	Bi-Ostetic Granules in Collagen Matrix (HA-TCP) 5cc - 2 Strips (50mm x 10mm x 5mml	$665.00
EBF1-100x25x10	EvoGraft Synthetic Strip 10cc	$1,130.00
EBF1-100x25x15	EvoGraft Synthetic Strip 15cc	$1,396.00
EBF2-50X10-05	Bi-Ostetic Granules in Galleon Matrix (HA-TCP) 5cc - 2 Strips (50mm x 10mm x 5mm}	$665.00
EV73008	EvoSponge 8mm	$106.00
EV73010	EvoSponge 10mm	$231.00
EV73012	EvoSponge 12mm	$369.00
EV73014	EvoSponge 14mm	$489.00
EV73016	EvoSponge 16mm	$489.00
APS-5230	AmnioFix Amniotic Membrane Allograft 2cm x 3cm	$807.00
APS-5440	AmnioFix Amniotic Membrane Allograft 4cm x 4cm	$1,330.00
AAS-5330	AmnioFix Amniotic Membrane Allograft 3cm x 3cm	$973.00
AAS-5460	AmnioFix Amniotic Membrane Allograft 4cm x 6cm	$1,710.00
AAS-5660	AmnioFix Amniotic Membrane Allograft 6cm a 6cm	$2,180.00
AI-5050	Amniotic Membrane Tissue, Micronized 0.5m1	$688.00
AI-512	Amniotic Membrane Tissue, Micronized 1.25m1	$945.00
AI-5200	Amniotic Membrane Tissue, Micronized 2.0m1	$1,895.00
IN-5220	AmnioFix Nerve Wrap Amniotic Membrane Allograft 2cm x 2cm	$798.00
TN-5240	AmnioFix Nerve Wrap Amniotic Membrane Allograft 2cm a 4cm	$1,377.00
TN-5360	AmnioFix Nerve Wrap Amniotic Membrane Allograft 3cm x 6cm	$2,090.00
TN-5460	AmnioFix Nerve Wrap Amniotic Membrane Allograft 4cm x 6cm	$2,406.00
VX-EP5	DBM Plus Crunch 5cc	$ 475.00
VX-EP10	DBM Plus Crunch 10cc	$807.00
VX-EP3	DBM Plus Crunch 3cc	$285.00
VX-EP1	DBM Plus Crunch 1cc	$95.00
VCA-025000	Viagraft 2-5cc	$845.00
VCA-050000	Viagraft 5cc	$1,558.00
VCA-100000	Viagraft 10cc	$2,707.00
VCAFM-025000	Via Form M 2.5cc	$845.00
VCAFM-050000	Via Form M 5.0cc	$1,558.00
VCAFM-100000	Via Form-M 10.0ce	$2,707.00
ALL-0025	Allogen .25m1	$475.00
ALL-0050	ALLogen .5m1	$688.00
ALL-0100	ALLogen 1.0m1	$807.00
ALL-0200	ALLogen 2.0m1	$1,895.00
FCO 002500	FenFlex 15mm x 25mm	$356.00
FCO 005000	FenFlex 15mm x 50mm	$712.00
FCO 010000	FenFlex 15mm x 100mm	$1,211.00
FCO 015000	FenFlex 15mm x 150mm	$1,496.00
2106	Evans Wedge 6mm	$921.00
2108	Evans Wedge 8mm	$921.00
2110	Evans Wedge 10mm	$921.00
2112	Evans Wedge 12mm	$921.00

2205	Cotton Wedge 5mm	$746.00
2206	Cotton Wedge 6mm	$746.00
2207	Cotton Wedge 7mm	$746.00
2208	Cotton Wedge 8mm	$746.00
0779	Osteotomy Wedge	$931.00
3039	Cancellous Morselized 05cc (1-4mm) Metis Macro Particulate	$52.00
1404	Canncellous Crushed 15cc (2-10)	$156.00
VX-2850	Vega Cancellous Sponges 50mmx24mmx05mm	$1,068.00
VX-2857	Vega Cancellous Sponges SOmmx2Ommx07mm	$1,496.00
VX-3116	Vega Cancellous Sponges 12mmx12mmx12mm	$369.00
VX-2814	Vega Cancellous Sponges 14mmal4mmx14mm	$588.00
CAS010100	Cygnus Solotm Amnion Patch, lxlcm	$185.00
CAS020200	Cygnus Solotm Amnion Patch, 2x2cm	$660.00
CAS020300	Cygnus Solotm Amnion Single Layer Patch, 2x3cm, Thin	$807.00
CAS030300	Cygnus Solotm Amnion Single Layer Patch, 3x3cm, Thin	$973.00
CAS040400	Cygnus Solotm Amnion Single Layer Patch, 4x4cm, Thin	$1,330.00
CAS040600	Cygnus Solotm Amnion Single Layer Patch, 4x6cm, Thin	$1,710.00
CAS0401300	Cygnus Solotm Amnion Single Layer Patch, 4x8cm, Thin	$1,976.00
CAS070700	Cygnus Solotm Amnion Single Layer Patch, 7x7cm, Thin	$2,755.00
CAS101000	Cygnus Solotm Amnion Single Layer Patch, 10x10cm, Thin	$4,275.00
CAS121200	Cygnus Solotm Amnion Single Layer Patch, 12x12cm, Thin	$5,700.00
CAS021200	Cygnus Solotm Amnion Single Layer Patch, 2x12cm, Thin	$1,710.00
CAP010100	Cygnustm Matrix Amnion Multi-Layer Patch, lxlcm, Medium	$185.00
CAP020200	Cygnustm Matrix Amnion Multi-Layer Patch, 2x2cm, Medium	$660.00
CAP020300	Cygnustm Matrix Amnion Multi-Layer Patch, 2x3cm, Medium	$807.00
CAP040400	Cygnustm Matrix Amnion Multi-Layer Patch, 4x4cm, Medium	$1,330.00
CAP040600	Cygnustm Matrix Amnion Multi-Layer Patch, 4x6cm, Medium	$1,710.00
CAP040800	Cygnustm Matrix Amnion Multi-Layer Patch, 4x8cm, Medium	$1,976.00
CAM020200	CYGNUStm MAX Umbilical Cord Patch 2x2, Thick	$660 00
CAM020300	CYGNUStm MAX Umbilical Cord Patch 2x3, Thick	$807.00
CAM030300	CYGNUStm MAX Umbilical Cord Patch 3x3, Thick	$973.00
CAM030400	CYGNUStm MAX Umbilical Card Patch 3x4, Thick	$1,135.00
CAM030600	CYGNUStm MAX Umbilical Cord Patch 3x6, Thick	$1,420.00
CAM030800	CYGNUStm MAX Umbilical Cord Patch 3x8, Thick	$1,710.00
BF-01002	Small BioDFactor Viable Tissue Matrix (.25ml)	$475.00
BF-010050	Medium BioDFactor Viable Tissue Matrix (.5m1)	$688.00
BF-01012	Large BioDFactor Viable Tissue Matrix (1mI)	$807.00
BF-010200	X-Large BioDFactor Viable Tissue Matrix (2m1)	$1,895.00
020300HD	2 cm x 3 cm Decullularized Dermal Allograft	$769.00
030400HD	3 cm x 4 cm Decullularized Dermal Allograft	$1,092.00
040600HD	4 cm x 6 cm Decullularized Dermal Allograft	$1,895.00
0851-1060	Aspiration Kit (BMA Kit)	$0.01
8-4358	Processing Kit (BMA Kit)	$1,329.99

Exhibit E

Division: North Texas Division, Inc. d/b/a Medical City Healthcare
Vendor: CPM Medical
Date: January 1, 2018

List of Facilities

Facility d/b/a	Address	City	State	Zip
Medical City Lewisville	500 West MainStreet	Lewisville	TX	75057-3629
Medical City ER Lewisville, a department of Medical City Lewisville	4351 Long Prairie Rd	Flower Mound	TX	75028-1751
Medical City Denton	3535 South 1-35 East	Denton	IX	76210-6850
Medical City Dallas	7777 Forest Lane	Dallas	TX	75230-2571
Medical City ER Park Cities, a department of Medical City Dallas	5974 W Northwest Hwy	Dallas	TX	75225-3202
Medical City McKinney	4500 Medical Center Dr.	McKinney	TX	75069-1650
Medical City ER Stonebridge, a department of Medical City McKinney	8995 W. University Dr.	McKinney	TX	75071-1017
Medical City Plano	3901 West 15th Street	Plano	TX	75075-7738
Medical City ER Plano, a department of Medical City Plano	3670 State Hwy 121	Plano	TX	75025-5200
Medical City Fort Worth	900 Eighth Avenue	Ft. Worth	TX	76104-3902
Medical City ER Burleson, a department of Medical City Fort Worth	300 SE John Jones Rd	Burleson	TX	76028-6336
Medical City Arlington	3301 Matlock Road	Arlington	TX	76015-2908
Medical City ER Grand Prairie, a department of Medical City Arlington	5203 Lake Ridge Parkway	Grand Prairie	TX	75052-3006
Medical City North Hills	4401 Booth Calloway Rd.	N. Richland Hills	TX	76180-7371
Medical City Las Colinas	6800 North MacArthur Blvd	Irving	TX	75039-2442
Medical City Frisco, a Medical City Plano Facility	5500 Frisco Square Blvd	Frisco	TX	75034-3305
Medical City Alliance	3101 N. Tarrant Pkwy	Ft. Worth	TX	76177-8601
Medical City ER Saginaw, a department of Medical City Alliance	727 W Bailey Boswell Rd	Saginaw	TX	76179
Medical City Green Oaks Hospital	7808 Clodus Field Drive	Dallas	TX	75251-2206
Medical City Weatherford	713 E. Anderson St.	Weatherford	TX	76086